UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  07/02/2010

RASER TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-32661

DELAWARE	87-0638510
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5152 North Edgewood Drive, Suite 375
Provo, Utah 84604
(Address of principal executive offices, including zip code)

(801) 765-1200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

Item 1.01. Entry into a Material Definitive Agreement.
Subscription Agreement
On June 28, 2010, Raser Technologies, Inc. (the "Company"), entered into a Subscription Agreement (the "Subscription Agreement") with War Chest Capital Partners relating to a registered direct offering by the Company of $400,000 of its common stock, par value $0.01 per share ("Common Stock"). War Chest Capital Partners agreed to purchase the Common Stock for a negotiated price of $0.4885 per share of Common Stock, resulting in gross proceeds to the Company of approximately $400,000, before deducting offering expenses. The net offering proceeds to the Company from the sale of the Common Stock, after deducting estimated offering expenses payable by the Company, are expected to be approximately $390,000.
The closing of the sale and issuance of the Common Stock took place on June 30, 2010.
A copy of the opinion of Stoel Rives LLP and Subscription Agreement are attached to this Current Report on Form 8-K as Exhibits 5.1 and 10.1, respectively, and are incorporated herein by reference. The foregoing is only a brief description of the material terms of the Subscription Agreement, does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to these exhibits.

Item 8.01.    Other Events

On June 29, 2010, the Company entered into a non-binding Memorandum of Understanding (the "MOU") with Hyundai Heavy Industries Co. Ltd. ("Hyundai"). The non-binding MOU reflects the Company's and Hyundai's intent to collaborate to jointly develop renewable energy and electric vehicles. The MOU is subject to termination for any reason upon thirty days prior written notice, and the MOU terminates automatically on December 31, 2010 if the Company and Hyundai are unable to reach a definitive, binding agreement relating to the terms specified in the MOU.
A copy of the press release regarding the MOU is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference. The foregoing is only a brief description of the terms of the MOU and such description is qualified in its entirety by reference to the MOU.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.        Description
5.1        Opinion of Stoel Rives LLP
10.1        Subscription Agreement, dated June 28, 2010, between Raser Technologies, Inc. and War Chest Capital Partners
23.1        Consent of Stoel Rives LLP (included in Exhibit 5.1)
99.1        Press Release of Memorandum of Understanding, dated June 29, 2010, between Raser Technologies, Inc. and Hyundai Heavy Industries Co. Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RASER TECHNOLOGIES, INC.

Date: July 02, 2010	By:	/s/ John T. Perry
John T. Perry
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
EX-5.1	Opinion of Stoel Rives LLP
EX-10.1	Subscription Agreement, dated June 28, 2010, between Raser Technologies, Inc. and War Chest Capital Partners
EX-99.1	Press Release of Memorandum of Understanding, dated June 29, 2010, between Raser Technologies, Inc. and Hyundai Heavy Industries Co. Ltd.